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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 1, 2000, in Post-Effective Amendment Number 1 to the Registration Statement (Form S-1) and related Prospectus of Midwest Medical Insurance Holding Company and Subsidiaries dated April 27, 2000.


                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 27, 2000